Supplement dated May 30, 2025
to the following statutory prospectus(es):
Wells Fargo Gold Variable Annuity, Nationwide Heritage Annuity (Wells Fargo Venue), Nationwide Destination C, Nationwide Destination B, Nationwide Destination L , Nationwide Destination EV (2.0), Nationwide Destination EV NY (2.0), Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination L (2.0), Nationwide Destination L NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination Future, Nationwide Destination Future NY and Nationwide O Series dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class, the value in the Current Expenses cell is deleted and replaced with the following: 0.72%
2. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III, the value in the Current Expenses cell is deleted and replaced with the following: 1.02%
PROS-1003